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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 3, 1997
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                            PATTERSON ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                     0-22664                   75-2504748
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)

4510 Lamesa Highway, Snyder, Texas                                 79549
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(Address of principal executive offices)                          Zip Code


Registrant's telephone number, including area code:  915-573-1104
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                                  No Change
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       (Former name or former address, if changed since last report.)
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ITEM 5.    OTHER EVENTS.

         On June 4, 1997 the Registrant issued the following press release:

   PATTERSON ENERGY, INC. ANNOUNCES EXECUTION OF DEFINITIVE AGREEMENT WITH
       WES-TEX DRILLING COMPANY AND THE EXECUTION OF CREDIT AGREEMENT

SNYDER, TEXAS, JUNE 4, 1997-PATTERSON ENERGY, INC. (NASDAQ:PTEN) and Wes-Tex Drilling Company announced today that they have executed a definitive agreement for the acquisition by Patterson of the contract drilling operations of Wes-Tex and the execution of a $30 million credit agreement with Norwest Bank Texas, N.A.

Under the terms of the Wes-Tex definitive agreement, Patterson will purchase 21 drilling rigs, rig hauling trucks and trailers, and a yard and shop located in Abilene, Texas in consideration for $25 million in cash, 283,000 shares of Patterson common stock and 200,000 warrants to purchase Patterson common stock exercisable at $32.00 per share. Consummation of the acquisition is to occur in the next 7 to 10 days.

Patterson has also entered into a $30 million credit agreement with Norwest Bank Texas, N.A. Proceeds from the credit agreement may be used for acquisitions, capital expenditures and working capital purposes. Up to $15 million of the cash payment to Wes-Tex will be borrowed under the credit facility to fund a portion of the Wes-Tex acquisition.

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land drilling services to major and independent oil and natural gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. Patterson has 66 land-based drilling rigs (60 of which are currently operable) and focuses its operations primarily in Texas and southeast New Mexico.

For further information, contact:

Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice President-Finance and Chief Financial Officer
915-573-1104

Shimmerlik Corporate Communications, Inc.
Warren M. Shimmerlik
212-247-5200

         4510 Lamesa Highway  -  Snyder, Texas 79549 - 915-573-1104
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ITEM 5.    OTHER EVENTS. (CONTINUED)

         The Company has entered into a $30.0 million credit facility with Norwest Bank Texas, N. A. The facility provides for an advancing, non-revolving line of credit until December 31, 1997, at which time the principal balance of the line will be converted to a term loan with a maturity date of January 1, 2000, and a seven-year amortization. The credit facility is payable, interest only (at the three-month LIBOR rate plus 2.5%), until December 31, 1997. The line of credit is unsecured, but does not permit any liens to exist on assets of the Company and its subsidiaries. The credit agreement governing the line of credit requires the Company to, among other things, maintain a ratio of cash flows to current maturities of long-term debt plus capital lease payments of 2.0 to 1.0 on a rolling four quarters basis, a debt-to-tangible net worth ratio of not more than 0.60 to 1.0 at the end of each quarter, a current ratio of at least 1.75 to 1.0 at the end of each quarter, and a positive net income on a rolling four quarters basis. In addition, the credit agreement prohibits the Company and its subsidiaries from having any other indebtedness for borrowed money, secured or unsecured, with the exception of normal trade payables and prohibits the Company from paying any dividends without the consent of the bank. The outstanding balance under line may be prepaid at any time in whole or in part without premium or penalty. Proceeds from the credit facility are to be used by the Company for acquisition, capital expenses, and working capital purposes. The Company will use up to $15.0 million of the line of credit to fund a portion of the acquisition of the contract drilling operations of Wes-Tex Drilling Company.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      EXHIBITS.

                2.1 Asset Purchase Agreement dated June 4, 1997 among Patterson Energy, Inc., Patterson
                        Drilling Company and Wes-Tex Drilling
                        Company.

                2.1.1 Amendment To Asset Purchase Agreement dated June 4, 1997 among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex
                        Drilling Company.

                2.2 Agreement dated June 4, 1997 among Patterson Energy, Inc., Patterson Drilling Company, Greathouse Foundation and Myrle Greathouse, Trustee under Agreement dated May 2, 1997 (the "Greathouse Charitable Remainder Trust").

                2.3     Escrow Agreement dated June 4, 1997 among
                        Patterson Energy, Inc., Wes-Tex Drilling
                        Company and First National Bank of Abilene
                        N.A.

                10.1 Credit Agreement dated June 3, 1997 by and between Patterson Energy, Inc., Patterson Drilling Company, Patterson Drilling Programs, Inc., Patterson Petroleum, Inc., Patterson Trading Company, Inc. and Norwest Bank Texas N. A.

                10.2    Promissory Note dated June 3, 1997 among
                        Patterson Energy, Inc. and Norwest Bank
                        Texas, National Association.

                10.3 Corporate Guarantees of Patterson Drilling Company, Patterson Petroleum, Inc., Patterson Drilling Programs, Inc. and Patterson Trading Company, Inc.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 10, 1996                   By: /s/  CLOYCE A. TALBOTT
                                          -------------------------------------
                                          Cloyce A. Talbott
                                          Chairman and Chief Executive Officer
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                                 EXHIBIT INDEX


      Exhibit
      Number                  Exhibit Description
      -------                 -------------------
        2.1         Asset  Purchase Agreement   dated  June 4,  1997 among
                    Patterson Energy, Inc., Patterson Drilling Company and Wes Tex Drilling Company.

       2.1.1 Amendment To Asset Purchase Agreement dated June 4, 1997 among Patterson Energy, Inc., Patterson Drilling Company and Wes-Tex Drilling Company.

        2.2 Agreement dated June 4, 1997 among Patterson Energy, Inc., Patterson Drilling Company, Greathouse Foundation and Myrle Greathouse, Trustee under Agreement dated May 2, 1997 (the "Greathouse Charitable Remainder Trust").

        2.3 Escrow Agreement dated June 4, 1997 among Patterson Energy, Inc., Wes-Tex Drilling Company and First National Bank of Abilene ,N.A.

       10.1 Credit Agreement dated June 3, 1997 by and between Patterson Energy, Inc., Patterson Drilling Company, Patterson Drilling Programs, Inc., Patterson Petroleum, Inc., Patterson Trading Company, Inc. and Norwest Bank Texas N. A.

       10.2 Promissory Note dated June 3, 1997 among Patterson Energy, Inc. and Norwest Bank Texas, N. A.

       10.3 Corporate Guarantees of Patterson Drilling Company, Patterson Petroleum, Inc., Patterson Drilling Programs, Inc. and Patterson Trading Company, Inc.